SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 12, 1999

                              U.S. INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)





          DELAWARE                     1-14557               22-3568449
-----------------------------    -------------------   -----------------------
(State of other Jurisdiction      (Commission File     (I.R.S. Employer
of Incorporation)                 Number)              Identification Number)




         101 WOOD AVENUE SOUTH, ISELIN, NEW JERSEY                     08830
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              (Address of Principal Executive Offices)              (Zip Code)



                                 (732) 767-0700
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

A.       Second Quarter Results

         Filed herewith is a copy of the press release of U.S. Industries, Inc. ("USI"), dated May 4, 1999, announcing USI's financial results for the second quarter of 1999.


B.       Share Repurchase Program

         Filed herewith is a copy of the press release of USI, dated April 22, 1999, announcing that USI has authorized an additional share repurchase program to permit the purchase of up to $100 million of its outstanding stock.


C.       Disposition of The Ertl Company

         Filed herewith is a copy of the press release of USI, dated April 14, 1999, announcing that USI has completed the disposition of The Ertl Company, Inc. to Racing Champions Corporation for an aggregate consideration of $105 million in cash.


D.       Acquisition of Dual-Lite

          Filed herewith is a copy of the press release of USI, dated March 29, 1999, announcing that USI has completed the acquisition of Dual-Lite, a division of SPX Corporation, and a leading supplier of emergency lights, exit signs and central inverter systems in the United States.

E.       Acquisition of True Temper Hardware

          Filed herewith are copies of the press releases of USI, dated February 12, 1999 and March 16, 1999, announcing that USI has completed the acquisition of True Temper Hardware Company, a subsidiary of Huffy Corporation, for $100 million in cash.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Businesses Acquired

          Not applicable.

         Pro Forma Financial Information
         -------------------------------

         Not applicable.

(b)      Exhibits

99.1     Press Release, dated May 4, 1999.
99.2     Press Release, dated April 22, 1999.
99.3     Press Release, dated April 14, 1999.
99.4     Press Release, dated March 29, 1999.
99.5     Press Release, dated February 12, 1999.
99.6     Press Release, dated March 16, 1999.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.



Dated:  May 14, 1999



                                       U.S. INDUSTRIES, INC.

                                       By: /s/ George H. MacLean
                                           ------------------------------------
                                       Name:  George H. MacLean
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit        Description
-------        -----------

99.1           Press Release, dated May 4, 1999.

99.2           Press Release, dated April 22, 1999.

99.3           Press Release, dated April 14, 1999.

99.4           Press Release, dated March 29, 1999.

99.5           Press Release, dated February 12, 1999.

99.6           Press Release, dated March 16, 1999.